SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 13, 2002


                                TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


            CAYMAN ISLANDS               333-75899              66-0587307
    (State or other jurisdiction of     (Commission          (I.R.S. Employer
     incorporation or organization)      File Number)       Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 9.  REGULATION  FD  DISCLOSURE.

     On August 13, 2002, Transocean Inc. submitted the following certifications by its chief executive officer and its chief financial officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying Transocean's quarterly report on Form 10-Q for the quarter ended June 30, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, J. Michael Talbert, Chief Executive Officer of Transocean Inc., a Cayman Islands company (the "Company"), hereby certify, to my knowledge, that:

          (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August  13,  2002                 /s/  J.  Michael  Talbert
                                          -----------------------------
                                          Name:  J. Michael Talbert
                                                 Chief Executive Officer


          The  foregoing  certification  is  being  furnished solely pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Gregory L. Cauthen, Senior Vice President, Chief Financial Officer and Treasurer of Transocean Inc., a Cayman Islands company (the "Company"), hereby certify, to my knowledge, that:

          (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August  13,  2002                 /s/   Gregory L. Cauthen
                                          -------------------------
                                          Name:  Gregory L. Cauthen
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer


     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.


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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TRANSOCEAN INC.


Date:  August  13,  2002                        By: /s/ Gregory  L. Cauthen
                                                   -----------------------------
                                                   Gregory  L. Cauthen
                                                   Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer


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